UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/13/2008

HouseValues, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51032

Washington	91-1982679
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11332 NE 122nd Way, Kirkland WA 98034
(Address of principal executive offices, including zip code)

425-952-5500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 13, 2008, our board of directors approved articles of amendment to our amended and restated articles of incorporation (the "Articles of Amendment") to change the name of the company in connection with a broader marketing effort. The Articles of Amendment will be effective on November 10, 2008. Shareholder approval was not required pursuant to Washington law. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

On October 13, 2008, our board of directors also approved the amendment and restatement of our Bylaws to reflect the corporate name change. The Amended and Restated Bylaws will be effective on November 10, 2008. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HouseValues, Inc.

Date: October 15, 2008	By:	/s/ Jacqueline Davidson
Jacqueline Davidson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	Articles of Amendment
EX-3.2	Amended and Restated Bylaws